UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

☒	Filed by the registrant

☐	Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V39537-P06127 FLOWERS FOODS, INC. Vote Virtually at the Meeting* May 23, 2024 11:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/FLO2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. FLOWERS FOODS, INC. 1919 FLOWERS CIRCLE THOMASVILLE, GA 31757 You invested in FLOWERS FOODS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2024 on May 23, 2024 at 11:00 a.m., Eastern Time. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET. For shares held in a 401(k) Plan, vote by May 21, 2024 11:59 PM ET.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Elect as directors of the company the 12 nominees identified in the proxy statement, each to serve for a term of one year:	
	Nominees:	
1a.	A. Ryals McMullian	For
1b.	Edward J. Casey, Jr.	For
1c.	Thomas C. Chubb, III	For
1d.	George E. Deese	For
1e.	Rhonda O. Gass	For
1f.	Brigitte H. King	For
1g.	Margaret G. Lewis	For
1h.	W. Jameson McFadden	For
1i.	Joanne D. Smith	For
1j.	James T. Spear	For
1k.	Melvin T. Stith, Ph.D.	For
1l.	C. Martin Wood III	For
2.	Advisory vote to approve the compensation of the company's named executive officers; and	For
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending December 28, 2024.	For

NOTE: In their discretion, the proxies are authorized to vote on any other matters that may properly come before the annual meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V39538-P06127